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                     LIQUIDITY PLEDGE AND SECURITY AGREEMENT


                            Dated as of May 21, 1998

                                  by and among

                         CHARTER MAC ORIGINATION TRUST I

                                       and

                            CHARTER MAC OWNER TRUST I

                                       and

                     CHARTER MAC FLOATER CERTIFICATE TRUST I

                                       and

                           MBIA INSURANCE CORPORATION

                                       and

                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION
                             as Administrative Agent

                                       and

               BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

               as the Liquidity Agent for the Liquidity Banks and
                        as the Liquidity Collateral Agent


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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

                              ARTICLE IDEFINITIONS

SECTION 1.1  Definitions ....................................................  2

                        ARTICLE II THE SECURITY INTEREST

SECTION 2.1  Grant of Security Interest .....................................  2
SECTION 2.2  Delivery of Liquidity Provider Certificates ....................  3
SECTION 2.3  Custody of the Bonds and the Residual Certificate
               for Benefit of Secured Party .................................  3
SECTION 2.4  Release of Security Interest Upon the Sale of Acquired Assets ..  4
SECTION 2.5  Compliance With Certificate Issuer Trust Agreement .............  4
SECTION 2.6  Continuing Liability of the Liquidity Borrower .................  4

                   ARTICLE III REPRESENTATIONS AND WARRANTIES

SECTION 3.1  Representations and Warranties .................................  5

                              ARTICLE IV COVENANTS

SECTION 4.1  Further Assurances .............................................  6
SECTION 4.2  Change of Office Location ......................................  6
SECTION 4.3  Defined Title; No Disposition ..................................  6
SECTION 4.4  Collections ....................................................  7

                               ARTICLE V REMEDIES

SECTION 5.1  Remedies .......................................................  7
SECTION 5.2  Remedies Not Exclusive .........................................  9
SECTION 5.3  Waiver of Certain Rights ....................................... 10
SECTION 5.4  Limitation by Law .............................................. 10

         ARTICLE VI LIQUIDITY COLLATERAL ACCOUNTS; APPLICATION OF MONIES

SECTION 6.1  The Liquidity Collateral Accounts .............................. 10
SECTION 6.2  Investment of Funds Deposited in Liquidity Collateral Accounts . 11
SECTION 6.3  Application of Funds Deposited in Liquidity Collateral Account . 11

                            ARTICLE VII MISCELLANEOUS

SECTION 7.1  Amendments, Supplements and Waivers ............................ 11
SECTION 7.2  Exculpation .................................................... 11
SECTION 7.3  Filing Fees, Excise Taxes, etc ................................. 12

SECTION 7.4  Conditions to Release .......................................... 13
SECTION 7.5  Notices ........................................................ 13
SECTION 7.6  Right of the Surety Provider to Direct Actions of
               the Liquidity Collateral Agent; Replacement of the
               Liquidity Collateral Agent; Resignation of the
               Liquidity Collateral Agent ................................... 14
SECTION 7.7  Severability ................................................... 16
SECTION 7.8  Binding Effect ................................................. 16
SECTION 7.9  GOVERNING LAW .................................................. 16
SECTION 7.10 No Recourse .................................................... 16
SECTION 7.11 Counterparts ................................................... 17
SECTION 7.12 Captions ....................................................... 18
SECTION 7.13 Notice of Limitation of Liability .............................. 18


SCHEDULE 1

                     LIQUIDITY PLEDGE AND SECURITY AGREEMENT

            LIQUIDITY PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of May 21, 1998, by and among CHARTER MAC ORIGINATION TRUST I, a Delaware business trust (the "Origination Trust"), CHARTER MAC OWNER TRUST I, a Delaware business trust (the "Owner Trust"), CHARTER MAC FLOATER CERTIFICATE TRUST I, a Delaware business trust (the "Certificate Issuer"), MBIA INSURANCE CORPORATION, a New York domiciled stock insurance company (the "Surety Provider"), FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Administrative and Custody Agent for the Owner Trust (the "Administrative Agent"), and BAYERISCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as agent for the Liquidity Banks (the "Liquidity Agent") and as agent for itself, for the Liquidity Banks (as hereinafter defined) and for the Surety Provider (together with its successors and any replacement, the "Liquidity Collateral Agent").

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, the Liquidity Borrower, the Liquidity Agent and the financial institutions parties thereto from time to time as lenders (the "Liquidity Banks") have entered into a Liquidity Agreement, dated as of May 21, 1998 (as the same may hereafter be supplemented, amended or otherwise modified from time to time, the "Liquidity Agreement");

            WHEREAS, the Liquidity Agreement provides for the Liquidity Banks to make Advances from time to time, the proceeds of which shall be applied by the Certificate Issuer to purchase Low Floater Certificates issued by the Certificate Issuer that have not been remarketed or for which the remarketing proceeds were insufficient to pay the Purchase Price thereof when tendered by Low Floater Holders to the Tender Agent pursuant to the Certificate Issuer Trust Agreement or which have been called for mandatory purchase pursuant to certain subsections of Section 6.13 of the Certificate Issuer Trust Agreement (such Low Floater Certificates purchased by the Certificate Issuer with Liquidity Bank Advances are referred to herein as "Liquidity Provider Certificates");

            WHEREAS, pursuant to an Insurance Agreement, dated as of May 21, 1998, among the Certificate Issuer, the Owner Trust, the Origination Trust, Charter, the Surety Provider, Administrative Agent and the Liquidity Agent (as the same may be supplemented, amended or otherwise modified from time to time, the "Insurance Agreement"), the Surety Provider has issued a surety bond to the Owner Trust, for the benefit of the Certificate Issuer as holder of the Senior Certificate, issued by the Owner Trust (as the same may be supplemented, amended or otherwise modified from time to time, the "Certificate Surety Bond") and a surety bond to the Liquidity Agent for the benefit of the Liquidity Banks (as the same may be supplemented, amended or otherwise modified from time to time, the "Liquidity Surety Bond," together with the Certificate Surety Bond, the "Surety Bonds"); and

            WHEREAS, the Liquidity Borrower (as hereinafter defined) has agreed that its obligations under the Insurance Agreement and under the Liquidity Agreement shall be secured as provided in this Agreement;

            NOW, THEREFORE, in order to secure the payment of the Secured Obligations (as hereinafter defined) now or hereafter existing and in consideration of the premises and the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION I.1 Definitions. As used in this Agreement (but only as used in this Agreement and in no other Transaction Document), the term "Liquidity Borrower" shall mean the Origination Trust, the Owner Trust, and the Certificate Issuer, to the extent that each has an ownership interest in any of the Liquidity Collateral.

            All other capitalized terms used herein shall have the respective meanings set forth in the Liquidity Agreement, or as set forth in Appendix A which is incorporated by reference herein.

                                   ARTICLE II

                              THE SECURITY INTEREST

            SECTION II.1 Grant of Security Interest. To secure the due and punctual payment of all obligations, indebtedness and liabilities, whether now existing or hereafter arising, absolute or contingent, or due or to become due, of the Liquidity Borrower (a) to the Liquidity Agent and the Liquidity Banks under or in connection with the Liquidity Agreement and (b) to the Surety Provider under or in connection with the Insurance Agreement, including without limitation, repayment of the Reimbursement Amount (as defined therein), and to secure the due and punctual performance of all the obligations of the Liquidity Borrower to the Liquidity Agent, the Liquidity Collateral Agent, the Liquidity Banks and the Surety Provider contained in this Agreement, the Liquidity Agreement, the Insurance Agreement and the other Transaction Documents to which any are a party (all such obligations, together with the obligations, indebtedness and liabilities referred to above, are collectively called the "Secured Obligations"), the Liquidity Borrower hereby (i) pledges, assigns, transfers and delivers to the Liquidity Collateral Agent, for the benefit of the Liquidity Banks, the Liquidity Agent, individually and as agent for the Liquidity Banks, and the Surety Provider (collectively the "Secured Parties"), and (ii) hereby grants to the Liquidity Collateral Agent for the benefit of the Secured Parties, a first lien on, and security interest in, all of the Liquidity Borrower's respective right, title, and interest in and to the following, whether now owned or hereafter acquired (collectively, the "Liquidity Collateral"):

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

                  (a) any and all Liquidity Provider Certificates and all principal or interest payments thereof;

                  (b) the Bonds and all principal or interest collections thereon;

                  (c) The Residual Certificate issued pursuant to Section 6.3 of the Owner Trust Agreement;

                  (d) the Transaction Documents (including all rights to reserves, consents, recourse, subordination, and other credit enhancement provided by the other parties thereto), and all rights to payment of fees, expenses, and indemnities;

                  (e) the Liquidity Collateral Accounts (as defined in Section 6.1) and all monies held therein and all other monies, securities, reserves, and other property now or at any time in the possession of the Liquidity Collateral Agent or its bailee, agent, or custodian and relating to any of the foregoing, and all funds deposited in each of such accounts;

                  (f) the Certificate Issuer Collection Account and any agreements executed in connection with the Certificate Issuer Collection Account in connection with the Certificate Issuer Trust Agreement;

                  (g) all products, proceeds, rents, and profits of any of the foregoing including, without limitation, proceeds of insurance policies or surety bonds insuring any of the foregoing or any indemnity or warranty payable by reason of loss or damage to or otherwise in respect of any of the foregoing.

            SECTION II.2 Delivery of Liquidity Provider Certificates. The Liquidity Borrower agrees to deliver or cause to be delivered to the Liquidity Collateral Agent all Liquidity Provider Certificates promptly upon the purchase thereof by the Liquidity Borrower. Such Liquidity Provider Certificates shall be registered in the certificate register of the Liquidity Borrower in the name of the Liquidity Collateral Agent for the benefit of the Secured Parties. During any period when the Liquidity Provider Certificates are immobilized at The Depository Trust Company ("DTC") and DTC or its nominee is the registered owner of the Liquidity Provider Certificates, the Liquidity Collateral Agent, for the benefit of the Secured Parties, will be shown as the beneficial owner of the Liquidity Provider Certificates on the books and records of DTC.

            SECTION II.3 Custody of the Bonds and the Residual Certificate for Benefit of Secured Party. The Administrative Agent hereby agrees that it will hold the Bonds and the Residual Certificate in its custody for the benefit of the Secured Parties.

            SECTION II.4 Release of Security Interest Upon the Sale of Acquired Assets.

                  (a) If (i) a payment is made under the Liquidity Surety Bond, and the Liquidity Agent has assigned to the Surety Provider all its right, title and interest in the Acquired

Assets (including Purchased Certificates) in accordance with Section 6.12 of the Insurance Agreement, or (ii) in lieu of making a payment under the Liquidity Surety Bond, the Surety Provider has exercised the Liquidity Purchase Option and purchased the Liquidity Bank's right, title and interest in Low Floater Certificates, then the security interest in such Purchased Certificates or Acquired Assets will be released as provided in this Section.

                  (b) Upon any assignment or sale of Liquidity Provider Certificates as permitted by paragraph (a) above, the security interest granted hereunder in the Liquidity Provider Certificates so sold or assigned, and all related property with respect to such Liquidity Provider Certificates shall, immediately upon the assignment or sale of (and payment for) such Liquidity Provider Certificates and without any further action on the part of the Liquidity Collateral Agent or the Secured Parties, be released except to the extent of the interest of the Liquidity Collateral Agent, for the benefit of the Secured Parties, in the proceeds of such assignment or sale and the interest, if any, in such Liquidity Provider Certificates which are then retained or thereafter acquired by the Liquidity Borrower (or the Certificate Trust Agent on behalf of the Liquidity Borrower).

                  (c) Upon the sale of any Liquidity Provider Certificates as provided in paragraph (a) above, the Liquidity Collateral Agent shall, upon the request of the Liquidity Borrower (or the Administrative Agent on behalf of the Liquidity Borrower), deliver to the Surety Provider a certificate stating that the Liquidity Collateral Agent no longer has a security interest in such Liquidity Provider Certificates except to the extent of the interest therein, if any, which is retained by the Liquidity Borrower as provided in paragraph (b) above. The Surety Provider shall be entitled to rely conclusively on such certificate of the Liquidity Collateral Agent for any and all purposes.

            SECTION II.5 Compliance With Certificate Issuer Trust Agreement. No provision of this Agreement shall prevent the Liquidity Borrower from complying with the Certificate Issuer Trust Agreement. In addition, each provision of this Agreement shall in all respects be subject to the limitations and restrictions applicable to the Liquidity Borrower and the exercise of its rights as set forth in the Certificate Issuer Trust Agreement.

            SECTION II.6 Continuing Liability of the Liquidity Borrower. Anything herein to the contrary notwithstanding, the Liquidity Borrower shall remain liable under each contract, agreement, interest, and obligation included in the Liquidity Collateral (to the extent that the Liquidity Borrower has any liability thereunder), to observe and perform all the conditions and obligations to be observed and performed by each thereunder, all in accordance with and pursuant to the terms and provisions thereof. The Liquidity Borrower shall do nothing to impair the security interest in any Liquidity Collateral. None of the Liquidity Collateral Agent, the Surety Provider, the Liquidity Agent, or any Liquidity Bank shall have any obligation or liability under any such contract, agreement, interest or obligation by reason of or arising out of this Agreement or the receipt by the Liquidity Collateral Agent, the Surety Provider, the Liquidity Agent or any Liquidity Bank of any payment relating to any such contract, agreement, interest or obligation pursuant hereto (other than the existing obligations of the Surety Provider under the Surety Bonds, which obligations are not impaired by this Agreement), nor shall the Liquidity

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

Collateral Agent, the Surety Provider, the Liquidity Agent, or any Liquidity Bank be required or obligated in any manner to perform or fulfill any of the obligations of the Liquidity Borrower thereunder or pursuant thereto, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such contract, agreement, interest, or obligation, or to present or file any claim, or to take any action to collect or enforce any performance of the payment of any amount thereunder to which it may be entitled at any time except, in the case of the Liquidity Collateral Agent, as expressly provided in this Agreement.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            SECTION III.1 Representations and Warranties. The Liquidity Borrower represents and warrants to each of the other parties hereto as follows on the Effective Date, on the date that any Advance is made or Continued or Converted, and on each date any amounts are payable by the Surety Provider pursuant to any Surety Bond:

                  (a) The chief place of business and chief executive office of the Liquidity Borrower and the locations where the Liquidity Borrower keeps all its records concerning the Liquidity Collateral are located at the addresses set forth on Schedule 1 hereto (or at such other locations, notified to the Liquidity Collateral Agent in accordance with Section 4.2, in jurisdictions where all action required by Section 4.1 has been taken with respect to the Liquidity Collateral);

                  (b) The Liquidity Borrower owns the Liquidity Collateral free and clear of any lien, security interest, charge, or encumbrance created by or through the Liquidity Borrower, except for the security interest created by this Agreement;

                  (c) This Agreement creates a valid first priority security interest in all Liquidity Collateral securing the payment and performance of the Secured Obligations, and all assignments and other action necessary or desirable to perfect such security interests in the Liquidity Collateral have been duly made or taken;

                  (d) The representations and warranties of the Liquidity Borrower contained in each of the other Transaction Documents to which it is a party were true and correct when made and are hereby incorporated by reference for the benefit of the other parties hereto as if fully set forth herein.

                                   ARTICLE IV

                                    COVENANTS

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

            SECTION IV.1 Further Assurances.

                  (a) The Liquidity Borrower agrees that from time to time, at the expense of the Liquidity Borrower, the Liquidity Borrower will promptly execute and deliver all further instruments, assignments and other documents, and take all further action that may be necessary or desirable as reasonably requested by the Liquidity Collateral Agent or the Secured Parties, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Liquidity Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Liquidity Collateral, including without limitation, the execution of financing or continuation statements, or amendments thereto.

                  (b) The Liquidity Borrower hereby authorizes the Liquidity Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Liquidity Collateral without the signature of the Liquidity Borrower where permitted by law. A carbon copy, photographic copy, or other reproduction of this Agreement or any financing statement covering the Liquidity Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            SECTION IV.2 Change of Office Location. The Liquidity Borrower shall keep its chief place of business and chief executive office and the locations where it keeps its records concerning the Liquidity Collateral at the respective locations therefor set forth on Schedule 1 hereto or, upon 30 days' prior written notice to the Liquidity Collateral Agent, at such other locations in a jurisdiction where all action required by Section 4.1 shall have been taken with respect to the Liquidity Collateral. The Liquidity Borrower will hold and preserve such records and will permit representatives of the Liquidity Collateral Agent or the Secured Parties at any time during normal business hours to inspect and make abstracts from such records.

            SECTION IV.3 Defined Title; No Disposition.

                  (a) The Liquidity Borrower covenants and agrees that it will defend the Secured Parties' right, title and security interest in and to the Liquidity Collateral against claims and demands of all persons whomsoever; and covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter Liquidity Provider to the Secured Parties as Liquidity Collateral hereunder and will likewise defend the Secured Parties' right thereto and security interest therein.

                  (b) Without the prior written consent of the Liquidity Collateral Agent, the Liquidity Borrower agrees that it will not sell, assign, transfer, or otherwise dispose of, or grant any option with respect to, the Liquidity Collateral nor will it create, incur or permit to exist any pledge, lien, mortgage, security interest, charge, option or any other encumbrance with respect to any of the Liquidity Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement, provided that nothing in this Section 4.3 or elsewhere in this Agreement shall be deemed to permit any sale, assignment or other disposition of the Liquidity Collateral (or any portion thereof) which is otherwise prohibited by the terms of the Insurance Agreement or the Liquidity Agreement.

            SECTION IV.4 Collections. Except as otherwise provided in this
Section 4.4 or in Section 5.1, the Liquidity Borrower or its duly appointed agent shall continue to collect all amounts due or to become due to the Liquidity Borrower under or in connection with the Liquidity Collateral. To the extent, and only to the extent, that the Liquidity Borrower or its agent is permitted to do so under the terms of the Certificate Issuer Trust Agreement and all other Transaction Documents in connection with such collections, the Liquidity Borrower may take (and, at the Liquidity Collateral Agent's direction, shall take) such action as the Liquidity Borrower, the Liquidity Collateral Agent or the Surety Provider, as appropriate, may deem necessary or advisable to enforce collection of the Liquidity Collateral.

                                    ARTICLE V

                                    REMEDIES

            SECTION V.1 Remedies.

                  (a) The Liquidity Collateral Agent shall have the right, upon the occurrence and during the continuation of a Liquidity Event of Default (such date being referred to hereinafter as the "Liquidity Trigger Date"), upon written notice to the Liquidity Borrower and the Administrative Agent of its intention to do so, to, and the Liquidity Borrower hereby irrevocably constitutes and appoints the Liquidity Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact, with full power and authority in the name of the Liquidity Borrower or in its own name, from time to time in the Liquidity Collateral Agent's discretion, on and after the occurrence of the Liquidity Trigger Date, take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and, without limiting the generality of the foregoing, hereby gives the Liquidity Collateral Agent the power and right on behalf of the Liquidity Borrower, without notice to or assent by the Liquidity Borrower, to the extent, and only to the extent, that the Liquidity Borrower is permitted under applicable law and under the Transaction Documents, to do the following:

                        (i) take any and all steps in the name of the Liquidity Borrower and on behalf of the Liquidity Borrower, to collect all amounts due under any of the Liquidity Collateral including, without limitation, the right to ask for, demand, sue for, collect, receive, and give acquittance for any and all monies due or to become due with respect to the Liquidity Collateral;

                        (ii) to receive, take, endorse, assign, and deliver any and all checks, notes, drafts, acceptances, documents, and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Liquidity Collateral Agent in connection herewith and therewith;

                        (iii) to commence, file, prosecute, defend, settle,
                  compromise, or adjust any claim, suit, action, or proceeding with respect to the Liquidity Collateral or to foreclose upon or repossess any security for the Liquidity Collateral, or to direct the Liquidity Collateral Agent to do so;

                        (iv) to sell, transfer, assign, or otherwise deal in or with the Liquidity Collateral or any part thereof pursuant to the terms and conditions hereunder and thereunder;

                        (v) to do, at its option and at the expense and for the account of the Liquidity Borrower, at any time or from time to time, all acts and things which the Liquidity Collateral Agent deems necessary to protect or preserve the Liquidity Collateral or the security interest granted hereunder and to realize upon the Liquidity Collateral; and

                        (vi) in addition to all other rights and remedies herein, to enforce all other rights and effect such remedies provided to a secured party under the circumstances of a default under the Uniform Commercial Code of the applicable jurisdiction and all other applicable laws.

      The Liquidity Collateral Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and the other Transaction Documents, and the Liquidity Collateral Agent may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Liquidity Collateral and to sell all or, from time to time, any of the Liquidity Collateral under the judgment or decree of a court of competent jurisdiction.

            (b) After receipt by the Liquidity Borrower and Administrative Agent of the notice from the Liquidity Collateral Agent referred to in paragraph
(a) above, (i) all amounts and proceeds (including instruments) received by the Liquidity Borrower in respect of the Liquidity Collateral shall be received in trust for the benefit of the Liquidity Collateral Agent and the Secured Parties hereunder, shall be segregated from other funds of the Liquidity Borrower, and shall be forthwith paid over to the Liquidity Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and (ii) the Liquidity Borrower shall not (either directly or through the Administrative Agent) adjust, settle, or compromise the amount or payment of any Liquidity Collateral, or release wholly or partly any obligor thereof or obligor with respect thereto, or allow any credit or discount thereon. The Liquidity Collateral Agent agrees that if it exercises any of its rights under Section 5.1(a), 5.1(b), or otherwise under this Agreement or applicable law, and as a result thereof, the Liquidity Collateral Agent receives collections or other proceeds of property that do not constitute part of the Liquidity Collateral (all such non-collateral property or proceeds thereof being the "Non-Liquidity Collateral Property"), then the Liquidity Collateral Agent shall use reasonable means to identify such Non-Liquidity Collateral Property and transfer, deliver, or remit such Non-Liquidity Collateral Property to the Liquidity Borrower as promptly as may be reasonably practical.

            (c) The Liquidity Borrower hereby waives presentment, demand, protest, or any notice (to the extent permitted by applicable law) of any kind in connection with this

Agreement, the exercise by the Liquidity Collateral Agent or the Secured Parties of any rights or remedies hereunder or in respect of any Liquidity Collateral.

            (d) The Liquidity Collateral Agent shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Liquidity Collateral Agent pursuant to Section 5.1(a); provided that such direction shall not be in conflict with any rule of law or with this Agreement.

            (e) If the Liquidity Collateral Agent has been requested or directed to take any action (or to refrain from taking any action) pursuant to the terms of this Agreement, the Liquidity Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Liquidity Collateral Agent by this Agreement or any other Transaction Document or expend or advance any funds with respect to such exercise of rights or powers unless the Liquidity Collateral Agent shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Liquidity Collateral Agent.

            SECTION V.2 Remedies Not Exclusive. No remedy conferred upon or reserved to the Liquidity Collateral Agent or the Secured Parties herein is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any other Transaction Document or now or hereafter existing at law, in equity, or by statute. No delay or omission of the Liquidity Collateral Agent or the Secured Parties to exercise any right, remedy, or power accruing upon the occurrence of the Liquidity Trigger Date shall impair any such right, remedy, or power or shall be construed to be a waiver thereof or an acquiescence therein; and every right, power, and remedy given by this Agreement or in any other Transaction Document to the Liquidity Collateral Agent or the Secured Parties may be exercised from time to time and as often as may be deemed expedient by the Liquidity Collateral Agent or the Secured Parties. All rights of action and rights to assert claims upon or under this Agreement may be enforced by the Liquidity Collateral Agent or the Secured Parties without the possession of any promissory note executed pursuant to the Liquidity Agreement or the production thereof in any trial or other proceeding relative thereto, and any recovery of judgment shall be held as part of the Liquidity Collateral.

            SECTION V.3 Waiver of Certain Rights. The Liquidity Borrower, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees, and lienors, expressly waives and releases any, every, and all rights to demand or to have any marshalling of the Liquidity Collateral upon any sale, whether made under any power of sale granted hereunder, or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement and consents and agrees that all the Liquidity Collateral may at any such sale be offered and sold as an entirety.

            SECTION V.4 Limitation by Law. All the provisions of this Article V are intended to be subject to all applicable mandatory provisions of law and to be limited to the

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

extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

                                   ARTICLE VI

              LIQUIDITY COLLATERAL ACCOUNTS; APPLICATION OF MONIES

            SECTION VI.1 The Liquidity Collateral Accounts. On and after the occurrence of a Liquidity Trigger Date or an Event of Default under the Insurance Agreement, or if the Liquidity Banks have failed to make a payment in full under the Liquidity Agreement when required, the Liquidity Collateral Agent shall have, pursuant to the terms hereof, the Certificate Issuer Trust Agreement, the other Transaction Documents and applicable law, the right to direct that payments on or other proceeds of the Liquidity Collateral (but not the proceeds of any asset not within the definition of Liquidity Collateral contained in Section 2.1) be remitted to it. For such purpose, the Liquidity Collateral Agent may establish an account entitled the "Certificate Issuer Liquidity Collateral Account", use an existing account or retain the Collection Account under the Certificate Issuer Trust Agreement (such accounts, collectively, the "Liquidity Collateral Accounts"). Pursuant to Section 1.1, all right, title, and interest of the Liquidity Borrower in and to the Liquidity Collateral Accounts, all funds, investment property and other property credited thereto and all proceeds thereof shall be subject to the security interest of the Liquidity Collateral Agent hereunder. All right, title, and interest in and all other property credited thereto and to the Liquidity Collateral Accounts shall vest in the Liquidity Collateral Agent for the benefit of the Secured Parties, and funds on deposit in the Liquidity Collateral Accounts shall constitute part of the Liquidity Collateral. The Liquidity Collateral Accounts shall be subject to the exclusive dominion and control of the Liquidity Collateral Agent for the benefit of the Secured Parties, subject to the provisions hereof.

            SECTION VI.2 Investment of Funds Deposited in Liquidity Collateral Accounts. The Liquidity Collateral Agent shall invest and reinvest funds on deposit in the Liquidity Collateral Accounts at any time in short term investments rated A-l by S&P and P-l by Moody's. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale thereof shall be held in the Liquidity Collateral Accounts as part of the Liquidity Collateral. Notwithstanding anything to the contrary contained herein or in any of the other Transaction Documents, the Liquidity Collateral Agent shall not be liable for any losses on or with respect to any investments or reinvestments made by it in accordance with the provisions of this Section 6.2.

            SECTION VI.3 Application of Funds Deposited in Liquidity Collateral Account. Funds in the Liquidity Collateral Account shall be applied first to repay all Secured Obligations owing to the Liquidity Collateral Agent hereunder, next to repay all Secured Obligations that are outstanding under the Liquidity Agreement (in such order as may be directed by the Liquidity Agent) and, following the Liquidity Commitment Termination Date and the indefeasible payment in full of all such Secured Obligations arising under the Liquidity Agreement, to repay any Secured Obligations outstanding under the Insurance Agreement (in such order as may be directed by the Surety Provider).

                                   ARTICLE VII

                                  MISCELLANEOUS

            SECTION VII.1 Amendments, Supplements and Waivers. None of the terms or provisions of this Agreement may be waived, amended, supplemented, or otherwise modified except by written instrument executed by the Liquidity Borrower, the Liquidity Collateral Agent, the Surety Provider and, in the event that the Liquidity Agreement is then in effect or any Liquidity Obligations are outstanding or the Liquidity Commitment Termination Date has not occurred, the Liquidity Agent. No amendment to this Agreement which releases all or substantially all of the Liquidity Collateral shall in any event be effective until S&P and Moody's confirm that such amendment would not cause the ratings assigned to the Low Floater Certificates prior to such amendment to be reduced or withdrawn.

            SECTION VII.2 Exculpation

            (a) The Liquidity Collateral Agent shall not be liable for any acts, omissions, errors of judgment, or mistakes of fact or law made, taken, or omitted to be made or taken by it pursuant to this Agreement or any related document, except for those arising out of or in connection with the Liquidity Collateral Agent's gross negligence or willful misconduct. The Liquidity Collateral Agent may consult with counsel, accountants, or other experts in connection with its rights and obligations hereunder, and shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such counsel, accountants, or other experts. The Liquidity Collateral Agent shall have the right at any time to seek instructions concerning the administration of the Liquidity Collateral from any court of competent jurisdiction. The Liquidity Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the secured parties and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Liquidity Collateral Agent.

            (b) The Liquidity Borrower agrees to pay, indemnify, and hold the Liquidity Collateral Agent, the Liquidity Agent, the Surety Provider, and their respective directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement and performance of this Agreement and the other Transaction Documents, unless arising from the gross negligence or willful misconduct of the party to be indemnified under this
Section 7.2(b). The obligations of the Liquidity Borrower under this Section 7.2(b) shall survive the termination of the other provisions of this Agreement.

            (c) The Liquidity Borrower agrees to indemnify and hold harmless the Liquidity Collateral Agent, the Surety Provider, the Liquidity Agent, and each Liquidity Bank from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied, or collected by any jurisdiction in connection with this Agreement, the Liquidity Collateral, or the attachment or perfection of the security interest granted to the Liquidity Collateral Agent in any Liquidity Collateral. The obligations of the Liquidity Borrower under this Section 7.2(c) shall survive the termination of the other provisions of this Agreement.

            (d) To the extent not promptly paid by the Liquidity Borrower or recovered from the proceeds of the Liquidity Collateral, the Liquidity Collateral Agent shall have the right to recover reasonable costs and expenses incurred in exercising its obligations hereunder, which shall be shared by the secured parties hereunder.

            SECTION VII.3 Filing Fees, Excise Taxes, etc. The Liquidity Borrower agrees:

            (a) to reimburse the Liquidity Collateral Agent for any and all amounts in respect of all search, filing, recording, and registration fees, taxes, excise taxes, and other similar imposts which may be payable or determined to be payable in respect of the enforcement of this Agreement and the other Transaction Documents, and

            (b) to save the Liquidity Collateral Agent, the Surety Provider, the Liquidity Agent and the Liquidity Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Liquidity Borrower under this Section 7.3 shall survive the termination of the other provisions of this Agreement.

            SECTION VII.4 Conditions to Release. The Liquidity Collateral shall be automatically released on the date on which all of the Secured Obligations have been paid and satisfied in full and no further Secured Obligations may be incurred.

            SECTION VII.5 Notices. Except to the extent otherwise expressly provided herein, all notices, requests, and demands provided for or permitted hereunder to be effective shall be in writing (including facsimile communications) and shall be personally delivered (including delivery by express mail or courier), sent by mail (certified or registered, return receipt requested), or facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three business days after being deposited in the mail, postage prepaid, or, in the case of facsimile transmission, when sent (except that all notices, requests, demands or other communications to the Liquidity Collateral Agent shall not be effective until received),

            (a) if to the Origination Trust, the Owner Trust or the Liquidity Borrower, to:

                  c/o Related Charter L.P.
                  625 Madison Avenue
                  New York, New York 10022

                  Attention: President
                  and Attention:  Bruce Brown,
                    Senior Vice President

                  Telephone: (212) 421-5333
                  Facsimile: (212) 593-5794

or such other address as may be designated by such party in a written notice to the notifying party;

            (b)   if to the Administrative Agent, to:

                  First Tennessee Bank National Association
                  4385 Poplar Avenue
                  Memphis, Tennessee  38117
                  Attention: Dennis Gillespie

                  Tel:  901-681-2462
                  Fax:  901-681-2450

            (c)   if to the Liquidity Agent, to:
                  Bayerische Landesbank Girozentrale, New York Branch 560 Lexington Avenue, 17th Floor
                  New York, New York  10022

                  Credit Matters:

                  Attention: Scott M. Allison, First Vice President
                         Manager of Public Finance
                  Telephone: (212) 310-9869
                  Facsimile: (212) 310-9868

                  Operations Contact:

                  Attention: Patricia Sanchez
                  Telephone: (212) 310-3810
                  Facsimile: (212) 310-9930

or such other address as may be designated by the Liquidity Agent in a written notice to the notifying party;

            (d)   if to the Surety Provider, to:

                  MBIA Insurance Corporation
                  113 King Street
                  Armonk, New York  10504

                  Attn: Vice President and Manager,
                     IPM Structured Finance
                  Telephone: (914) 273-4545
                  Facsimile: (914) 765-3161

or such other address as may be designated by the Surety Provider in a written notice to the notifying party;

            (e) if to any Liquidity Bank (other than the Liquidity Agent), to its then current address for notices pursuant to the Liquidity Agreement.

            SECTION VII.6 Right of the Surety Provider to Direct Actions of the Liquidity Collateral Agent; Replacement of the Liquidity Collateral Agent; Resignation of the Liquidity Collateral Agent.

            (a) The Liquidity Collateral Agent agrees that following the Surety Provider's written request it will take or refrain from taking any action, and exercise or refrain from exercising any of its rights under this Agreement and all agreements, documents and instruments relating hereto in the manner described in the Surety Provider's written request; provided, however, that the obligation of the Liquidity Collateral Agent to take or refrain from taking, or to exercise or refrain from exercising any such action or rights shall be limited to those actions and rights that can be exercised or taken (or not exercised or taken, as the case may be) in full compliance with the provisions of this Agreement, the other Transaction Documents and applicable law; provided, further, that (i) if any of the events set forth in paragraphs(a) through (d) of Section 6.01 of the Liquidity Agreement has occurred and if any Liquidity Obligations are then outstanding (or the Liquidity Commitment Termination Date has not yet occurred) or (ii) if the Surety Bonds shall cease to be in full force and effect or the validity thereof shall be contested by the Surety Provider and any Liquidity Obligations are then outstanding (or the Liquidity Commitment Termination Date has not yet occurred), the Liquidity Collateral Agent shall have no obligation to act at the written direction of the Surety Provider, and the Liquidity Collateral Agent agrees in circumstances described in this proviso that following the written request of the Liquidity Agent it will take or refrain from taking any action, and exercise or refrain from exercising any of its rights under this Agreement and all agreements, documents or instruments relating hereto in the manner described in such request of the Liquidity Agent; provided, further, that the obligation of the Liquidity Collateral Agent to take or refrain from taking, or to exercise or refrain from exercising any actions or rights described in the preceding proviso of this
Section 7.6(a) shall be limited to those actions and rights that can be exercised or taken (or not exercised or taken, as the case may be) in full compliance with the provisions of this Agreement, the other Transaction Documents and the applicable law; provided, further, that absent any written request from the Surety Provider or the Liquidity Agent to the Liquidity Collateral Agent to take or refrain from taking any action or to exercise or refrain from exercising any of its rights, the Liquidity Collateral Agent shall have no duty to take or refrain from taking any action or to exercise or refrain from exercising any of its rights other than as expressly required in this Agreement.

            (b) The Majority Liquidity Banks, with the consent of the Surety Provider, may replace the Liquidity Collateral Agent at any time during which the Liquidity Agreement is then in effect; provided, however, that if any of the events set forth in paragraphs (a) through (d) of Section 6.01 of the Liquidity Agreement has occurred or if the Surety Bonds shall cease to be in full force and effect or the validity thereof shall be contested by the Surety Provider and any Liquidity Obligations are then outstanding (or the Liquidity Commitment Termination Date has not yet occurred), the Majority Liquidity Banks may replace the Liquidity Collateral Agent without the consent of the Surety Provider. The Surety Provider, in its sole discretion, may replace the Liquidity Collateral Agent (or any replacement appointed by the Majority the Liquidity Banks) in the event that the Liquidity Agreement is not then in effect and all Liquidity Obligations shall have been paid in full. Any replacement described above in this paragraph (b) shall be effective when a notice, signed by the Liquidity Agent (if the Liquidity Agreement is then in effect) and the Surety Provider (except where the Surety Provider's consent is not required as stated above), stating that the conditions for such replacement have been satisfied and identifying the replacement Liquidity Collateral Agent, is received by the Liquidity Borrower.

            (c) The Liquidity Collateral Agent may, at any time, by giving 30 days written notice to the Liquidity Borrower, the Surety Provider and, in the event that the Liquidity Agreement is then in effect or any Liquidity Obligations are then outstanding, the Liquidity Agent, resign and be discharged of the responsibilities created by this Agreement, such resignation to become effective upon the appointment of a successor the Liquidity Collateral Agent acceptable to the Surety Provider, the Liquidity Borrower, and, in the event that the Liquidity Agreement is then in effect and any Liquidity Obligations remain unpaid, the Majority Liquidity Banks. If no successor Liquidity Collateral Agent shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation, the Liquidity Collateral Agent or any of the Surety Provider, the Liquidity Borrower, and in the event the Liquidity Agreement is then in effect or any Liquidity Obligations are then outstanding, the Liquidity Agent may apply to any court of competent jurisdiction to appoint a successor the Liquidity Collateral Agent to act until such time, if any, as a successor the Liquidity Collateral Agent shall have been appointed as above provided. Any successor the Liquidity Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor the Liquidity Collateral Agent appointed by the Surety Provider, the Liquidity Borrower, and in the event the Liquidity Agreement is then in effect or any Liquidity Obligations are then outstanding, the Majority Liquidity Banks.

            SECTION VII.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION VII.8 Binding Effect. This Agreement shall be binding upon the Liquidity Borrower, the Surety Provider, the Liquidity Agent, the Liquidity Collateral Agent and the Liquidity Banks, and their respective successors and permitted assigns (which successors and assigns shall include a trustee in bankruptcy), and shall inure to the benefit of each such Person and each of their respective successors and permitted assigns, and nothing herein is intended or shall be construed to give any other person any right, remedy, or claim under, to or in respect of this Agreement or the Liquidity Collateral.

            SECTION VII.9 GOVERNING LAW. THIS LIQUIDITY SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION VII.10 No Recourse. Anything contained in this Agreement or any other Transaction Document to the contrary notwithstanding, all payments to be made by the Liquidity Borrower under this Agreement shall be made by the Liquidity Borrower solely from Available Funds (as defined in the Liquidity Agreement). No recourse shall be had against the Liquidity Borrower personally or against any incorporator, shareholder, trustee, officer, director or employee of the Liquidity Borrower or against any Low Floater Holder, or any shareholder, trustee, director, officer, employee or agent, whether past, present or future, of a Low Floater Holder with respect to any of the covenants, agreements, representations or warranties of the Liquidity Borrower contained in this Agreement, or any other Transaction Document, it being understood that such covenants, representations or warranties are enforceable only against Available Funds. The provisions of this Section 7.10 shall survive the termination of this Agreement.

            The Surety Provider, the Liquidity Agent and the Liquidity Collateral Agent each hereby acknowledges that, pursuant to the terms and conditions of this Agreement and the other Transaction Documents, the Liquidity Borrower is or may be required, from time to time, to make certain payments to the Surety Provider, the Liquidity Agent and the Liquidity Collateral Agent, either as compensation for services rendered, reimbursement for out of pocket expenses, indemnification, or otherwise, as set forth herein and therein. The Surety Provider, the Liquidity Agent and the Liquidity Collateral Agent hereby agree that, notwithstanding any provision of any Transaction Document, (i) the Liquidity Borrower shall not make any such payment to the Surety Provider, the Liquidity Collateral Agent or the Liquidity Agent, (ii) the Liquidity Borrower shall have no duty, liability or obligation to make any such payment to the Surety Provider, the Liquidity Collateral Agent or the Liquidity Agent, (iii) no such payment shall be due from the Liquidity Borrower and (iv) the Surety Provider and the Liquidity Collateral Agent shall have no right to enforce any claim against the Liquidity Borrower in respect of any such payment, in each case at any time that any Low Floater Certificate is outstanding and no Bankruptcy Event (as defined below) has occurred and is continuing; provided, however, that, notwithstanding the foregoing, such payment shall be made if and to the extent that (x) the making of such payment by the Liquidity Borrower would not render the Liquidity Borrower insolvent and (y) the Liquidity Borrower has received funds with respect to such obligations which may be used to make such payment and which funds are not required to pay Low Floater Certificates of the Liquidity Borrower when due; provided, however, that the foregoing shall not be construed to prohibit a drawing on the Liquidity Surety Bond by the Liquidity Agent. As used in this Section the term "Bankruptcy Event" shall mean the entry against the Liquidity Borrower of a decree or order by a court or agency or supervisory authority having jurisdiction for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and, in the case of any such proceeding instituted against the Liquidity Borrower, either such proceeding shall remain undismissed or unstayed for a period of 60 consecutive days or an order for relief as described below has been entered, or the consent by the Liquidity Borrower to or the entry of an order for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, order of relief marshalling of assets and liabilities of or relating to the Liquidity Borrower or the filing by the Liquidity Borrower of a petition to take advantage of any applicable insolvency or reorganization statute.

            SECTION VII.11 Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto and each counterpart when so executed shall be deemed to be an original and all such counterparts when taken together shall constitute one and the same agreement.

            SECTION VII.12 Captions. The various captions (including without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

            SECTION VII.13 Notice of Limitation of Liability. Pursuant to
Section 10.6 of the Origination Trust Agreement and Section 12.7 of the Owner Trust Agreement, all suppliers and Persons with whom the Origination Trust and the Owner Trust do business are on notice that the Shareholders, the Trustees, and the Manager (each as defined in the Origination Trust Agreement) and the Senior Holder, Residual Holder, Trustees and Manager (each as defined in the Owner Trust Agreement) are not liable for the obligations of the Origination Trust or the Owner Trust, and all suppliers and persons shall look solely to the assets of the Origination Trust or the Owner Trust, as the case may be, for payment. The Origination Trust and the Owner Trust are both business trusts created under the Trust Act; but the Board of Trustees or Manager of neither the Origination Trust nor the Owner Trust shall be liable for failure to give notice to such Persons, and any failure to give such notice shall not imply that the Shareholders, the Managing Trustees, the Manager, and the Registered Trustee are liable for the Origination Trust's obligations, nor shall such failure imply that the Senior Holder, Residual Holder, Managing Trustees, the Manager and the Registered Trustee are liable for the Owner Trust's obligations.


                            [signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                         CHARTER MAC ORIGINATION TRUST I

                         By: RELATED CHARTER LP, its Manager

                                 By: RELATED CHARTER LLC, its General Partner
                                 --------------------------------------------


                                 By      /s/ Stuart J. Boesky
                                    -----------------------------------------
                                 Name:       Stuart J. Boesky
                                      ---------------------------------------
                                 Title:      President & COO
                                       --------------------------------------


                         CHARTER MAC OWNER TRUST I

                         By: RELATED CHARTER LP, its Manager

                                 By: RELATED CHARTER LLC, its General Partner


                                 By      /s/ Stuart J. Boesky
                                    -----------------------------------------
                                 Name:       Stuart J. Boesky
                                      ---------------------------------------
                                 Title:      President & COO
                                       --------------------------------------


                         CHARTER MAC FLOATER CERTIFICATE TRUST I

                         By: FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
                                 as Certificate Trust Agent, pursuant to the
                                 Certificate Issuer Trust Agreement, of
                                 CHARTER MAC FLOATER CERTIFICATE
                                 TRUST I


                                 By      /s/ Dennis Gillespie
                                    -----------------------------------------
                                 Name:       Dennis Gillespie
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                 MBIA INSURANCE CORPORATION


                                 By      /s/ Steven S. Cooke
                                    -----------------------------------------
                                 Name:       Steven S. Cooke
                                      ---------------------------------------
                                 Title:      Director
                                       --------------------------------------


                                 FIRST TENNESSEE BANK NATIONAL
                                 ASSOCIATION, as Administrative Agent


                                 By      /s/ Dennis Gillespie
                                    -----------------------------------------
                                 Name:       Dennis Gillespie
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------



                                 BAYERISCHE LANDESBANK GIROZENTRALE,
                                 NEW YORK BRANCH, as the Liquidity
                                 Agent for the Liquidity Banks and as
                                 the Liquidity Collateral Agent


                                 By      /s/ Scott M. Allison
                                    -----------------------------------------
                                 Name:       Scott M. Allison
                                      ---------------------------------------
                                 Title:      Vice President
                                       --------------------------------------


                                 By
                                    -----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                   SCHEDULE 1

                           CHIEF EXECUTIVE OFFICE AND
                      LIQUIDITY COLLATERAL RECORDS LOCATION


c/o [               ]
[                   ]
[                   ]
[                   ]